                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  August 9, 2001  (June 6, 2001)




                             PETROCORP INCORPORATED
             (Exact name of registrant as specified in its charter)


             Texas                      0-22650                    76-0380430
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer Identification No.)
Incorporation or Organization)       File Number)

             6733 South Yale                                          74136
             Tulsa, Oklahoma                                        (Zip Code)
(Address of Principal Executive Offices)



      Registrant's Telephone Number, Including Area Code: (918) 491-4500

                                 Not Applicable

      ___________________________________________________________________
             (Former Name, Former Address and Former Fiscal Year,
                         if changed since last report)

Item  7.  Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

               SOUTHERN MINERAL CORPORATION

               Southern Mineral Corporation financial statements for the year ended December 31, 2000, 1999 and 1998 are incorporated by reference to Form 10-K/A filed by Southern Mineral Corporation on March 29, 2001.

               Southern Mineral Corporation unaudited financial statements for the three months ended March 31, 2001 are incorporated by reference to Form 10-Q filed by Southern Mineral Corporation on May 14, 2001.

          (b)  Pro forma financial information.

               PETROCORP INCORPORATED

               Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001

               Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2001

               Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2000 is incorporated by reference to Form S-4/A filed April 3, 2001.

               Notes to Unaudited Pro Forma Combined Financial Statements

          (c)  Exhibits.

               The following is a list of all exhibits filed as part of this form 8-K/A

               23.1  Consent of KPMG LLP



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROCORP INCORPORATED

Dated: August 9, 2001           By: /s/ STEVEN R. BERLIN
                                    -----------------------
                                    Steven R. Berlin
                                    Chief Financial Officer

                            PETROCORP INCORPORATED
                  Unaudited Pro Forma Combined Balance Sheet
                                March 31, 2001
                            (Amounts in thousands)

                                                                                                         Pro Forma Information
                                                                       Southern       Pro Forma    Based on 4,012,276 shares issued
              ASSETS                             PetroCorp              Mineral       Adjustment   --------------------------------
                                                Incorporated          Corporation        Notes         Adjustments     Combined
Current assets:
    Cash and cash equivalents                     $ 28,642              $ 1,729          A           $(18,669)      $ 11,702
    Accounts receivable, net                        10,253                5,984                                       16,237
    Other current assets                               581                  571                                        1,152
                                                  --------              -------                                     --------
        Total current assets                        39,476                8,284                                       29,091
                                                  --------              -------                                     --------
Property, plant and equipment                       68,340               72,072          A             12,767        153,179
Investment in Southern Mineral Corporation           3,410                               A             (3,410)
Deferred income taxes                                8,310                                                             8,310
Other assets, net                                      205                1,135          A               (277)         1,063
                                                  --------              -------                      --------       --------
      Total assets                                $119,741              $81,491                      $ (9,589)      $191,643
                                                  ========              =======                      ========       ========

   LIABILITIES AND SHAREHOLDERS' EQUITY
   ------------------------------------
Current liabilities:
    Accounts payable                              $ 21,968              $ 3,367                      $              $ 25,335
    Accrued liabilities                              1,749                3,597          A              2,947          8,593
                                                                                         G                300
    Derivative hedging liability                                          1,485                                        1,485
    Income tax payable                               1,655                                                             1,655
    Current portion of long-term debt                1,135                                                             1,135
                                                  --------              -------                                     --------
        Total current liabilities                   26,507                8,449                                       38,203
                                                  --------              -------                                     --------

Long-term debt                                      28,196               14,851          B                            43,047
                                                  --------              -------                                     --------
Derivative hedging liability                                              1,029                                        1,029
                                                  --------              -------
Deferred income taxes                                6,028                6,504          A               (998)        11,534
                                                  --------              -------
Shareholders' equity:
    Common stock                                        87                  123          A                (83)           127
    Additional paid-in capital                      71,871               61,906          A            (22,826)       110,651
                                                                                         G               (300)
    Accumulated deficit                             (5,506)              (7,030)         A              7,030         (5,506)
    Accumulated other comprehensive loss            (7,442)              (4,289)         A              4,289         (7,442)
    Less treasury stock                                                     (52)         A                 52
                                                  --------              -------                                     --------
      Total shareholders' equity                    59,010               50,658                                       97,830
                                                  --------              -------                      --------       --------
      Total liabilities and shareholders' equity  $119,741              $81,491                      $ (9,589)      $191,643
                                                  ========              =======                      ========       ========


                            PETROCORP INCORPORATED
             Unaudited Pro Forma Combined Statement of Operations
                     For the 3 Months Ended March 31, 2001
                   (In thousands, except per share amounts)

                                                                                                         Pro Forma Information
                                                                       Southern       Pro Forma    Based on 4,012,276 shares issued
                                                 PetroCorp              Mineral       Adjustment   --------------------------------
                                                Incorporated          Corporation        Notes         Adjustments     Combined
Revenues:
    Oil and gas                                   $ 13,225              $ 8,827            H         $    (97)      $ 21,955
    Plant processing                                   433                                                               433
    Other                                              111                                 H               97            208
                                                  --------              -------                                     --------
                                                    13,769                8,827                                       22,596
                                                  --------              -------                                     --------
Expenses:
    Production costs                                 1,574                2,088                                        3,662
    Exploration                                                              33            C              (33)
    Depreciation, depletion and amortization         2,234                1,825            D             (192)         3,867
    General and administrative                         479                  972                                        1,451
    Restructuring costs and bankruptcy                                      484                                          484
    Other operating expenses                            36                                                                36
                                                  --------              -------                      --------       --------
                                                     4,323                5,402                          (225)         9,500
                                                  --------              -------                      --------       --------
Income (loss) from operations                        9,446                3,425                           225         13,096
                                                  --------              -------                      --------       --------

Other income (expenses):
    Investment income                                   38                                                                38
    Interest expense                                  (219)                (621)           F                            (840)
    Other income (expenses)                          1,278                 (190)                                       1,088
                                                  --------              -------                      --------       --------
                                                     1,097                 (811)                            0            286
                                                  --------              -------                      --------       --------
Income (loss) before income taxes                   10,543                2,614                           225         13,382
Income tax expense (benefit)
    Current expense (benefit)                        2,250                  586                                        2,836
    Deferred expense (benefit)                       2,087                  260            E               86          2,433
                                                  --------              -------                      --------       --------
                                                     4,337                  846                            86          5,269
                                                  --------              -------                      --------       --------
Net income from continuing operations             $  6,206              $ 1,768                      $    139       $  8,113
                                                  ========              =======                      ========       ========
Income (loss) per share, continuing oper.-basic       0.71                                                              0.64
                                                  ========                                                          ========
Income (loss) per share, continuing oper.-diluted     0.70                                                              0.63
                                                  ========                                                          ========
Weighted average number of common shares-basic       8,714                                                            12,726
                                                  ========                                                          ========
Weighted average number of common shares-diluted     8,879                                                            12,891
                                                  ========                                                          ========

                            PETROCORP INCORPORATED
          Notes to Unaudited Pro Forma Combined Financial Statements

A Record the purchase by PetroCorp of Southern Mineral for 4,012,276 shares of PetroCorp stock and cash of $4.71 per Southern Mineral share not converted to PetroCorp stock, net of cash to be received from the exercise of Southern Mineral warrants and options. The fair value of PetroCorp common stock used in the pro forma calculations is $9.75 per share, which reflects the average trading price three days prior and three days after the date on which the merger was agreed to and announced. Warrant and option holders who did not exercise prior to the consummation of the merger received a right to cash equal to the net of $4.71 less the exercise price. For purposes of these pro forma financial statements, it is assumed that all warrants and options are exercised at March 31, 2001, and, therefore, the net purchase consideration related to warrant and option holders reflected in the purchase price allocation is $1,520,000 and $246,000, respectively.

    The purchase price allocation is (amounts in thousands):

      Issuance of common stock                                      $39,120
      Net cash to Southern Mineral stockholders (1)                  18,669
      Assumed liabilities and debt and liabilities incurred          32,782
                                                                    -------
      Total deemed purchase consideration                           $90,571
                                                                    =======

(1) The net cash payable to Southern Mineral shareholders was determined as follows:

      12,925,317 Southern Mineral shares at $4.71                   $ 60,878
      81,000 stock options with various exercise prices                  246
      3,039,737 warrants with net cash rights of $.50 per share        1,520
                                                                    --------
                                                                      62,644
      Reduced for dollar equivalent of PetroCorp shares issued,
         Assuming a $10 per share amount                             (40,123)

      Reduced for dollar equivalent of Southern Mineral shares owned
         by PetroCorp                                                 (3,852)
                                                                    --------
                                                                    $ 18,669
                                                                    ========

                                    Southern Mineral    Estimated Fair    Pro Forma
                                       Book value           Value         Adjustment
Current assets                           $  8,284          $  8,284       $     --
Property, plant and equipment              72,072            84,839           12,767
Other assets                                1,135               858             (277)
Current liabilities                        (8,449)          (11,396)          (2,947)
Debt assumed by PetroCorp                 (15,880)          (15,880)              --
Deferred income taxes                      (6,504)           (5,506)            (998)
                                         --------          --------       ----------
                                         $ 50,658          $ 61,199          $10,541
                                         ========          ========       ==========

                            PETROCORP INCORPORATED

Note: The adjustments of current assets and other assets are to write off the book basis of existing Southern Mineral bank loan cost which is not expected to have ongoing value to PetroCorp. The fair value of current liabilities includes the following estimated incremental costs to be borne by Southern Mineral:
$1,357,000 for severance and retention payments, $1,240,000 for investment advisory fees and $350,000 for legal, accounting, printing and filing costs related to the merger agreement, which will be incurred by Southern Mineral. (These adjustments are not included in the unaudited pro forma combined statement of operations, however they are included in the combined balance sheet.)


B Pro Forma for March 31, 2001 assumes no drawdown of additional long-term debt to complete financing of transaction.

C Adjust Southern Mineral's exploration expense and gain (loss) of sale of properties which are shown as current items of profit and loss under the successful efforts method of accounting, but are adjustments to property, plant and equipment under the full cost method of accounting for oil and gas producing activities which is used by PetroCorp.

D Record depreciation, depletion and amortization expense of oil and gas properties using a rate of $.82 per thousand cubic feet equivalent (Mcfe) based on combined production of 19,011,000 Mcfe for the year ended December 31, 2000 and combined reserves of 198,774,000 Mcfe at January 1, 2000. This combined rate reflects the impact of the allocation of purchase price to Southern Mineral's proved oil and gas properties. Included in total depreciation, depletion and amortization expense is $1,524,000 related to non-oil and gas properties. For 2000, PetroCorp and Southern Mineral, respectively, had composite oil and gas depreciation, depletion and amortization rates of $.74 and $1.15 per Mcfe.

E Record deferred income tax effects of the pro forma adjustments at a statutory rate of 38%.

F Pro Forma for March 31, 2001 assumes no drawdown of additional long-term debt to complete financing of transaction, so no additional interest is shown.

G To record $300,000 for legal, accounting, printing and filing costs associated with the registration of PetroCorp common stock.

H   To reclassify sulfur revenue to conform to PetroCorp's presentation.